Exhibit 99.1

Summary Table - UPFC 2007-A Final Selected Pool

Aggregate Principal Balance	$268,817,210.02
Number of Automobile Loans	29,522
Average Principal Balance	$9,105.66
Range of Principal Balances	($500.00 to $28,362.60)
Weighted Average APR	22.61%
Range of APRs	(17.95% to 30.00%)
Weighted Average Remaining Term	49.71 months
Range of Remaining Terms	(5 months to 60 months )
Weighted Average Original Term	52.27 months
Range of Original Terms	(12 months to 60 months )
Percentage of Used Loans	99.84%
Percentage of New Loans	0.16%
Percentage of Simple Interest Loans	99.47%
Percentage of Precomputed Loans	0.53%

Distribution of the Automobile Loans by APR as of the Cut-Off Date

APR Range	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
17.001% - 18.000%	$8,430,290.74	3.14%	664	2.25%
18.001% - 19.000%	2,235,766.16	0.83%	182	0.62%
19.001% - 20.000%	1,781,263.46	0.66%	164	0.56%
20.001% - 21.000%	93,708,893.89	34.86%	9,901	33.54%
21.001% - 22.000%	10,794,813.73	4.02%	1,245	4.22%
22.001% - 23.000%	8,072.04	0.00%	1	0.00%
23.001% - 24.000%	149,547,214.21	55.63%	17,094	57.90%
24.001% - 25.000%	1,832,882.49	0.68%	208	0.70%
25.001% - 26.000%	72,354.77	0.03%	8	0.03%
26.001% - 27.000%	28,300.11	0.01%	3	0.01%
27.001% - 28.000%	9,211.80	0.00%	1	0.00%
28.001% - 29.000%	76,743.08	0.03%	9	0.03%
29.001% - 30.000%	291,403.54	0.11%	42	0.14%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Geographic Location of the Obligor as of the Cut-Off Date

State	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
Texas	$38,192,577.39	14.21%	3,713	12.58%
Florida	26,530,470.14	9.87%	3,003	10.17%
California	24,917,606.54	9.27%	2,782	9.42%
Georgia	14,978,476.76	5.57%	1,548	5.24%
Alabama	11,651,568.48	4.33%	1,275	4.32%
Missouri	11,500,437.25	4.28%	1,258	4.26%
North Carolina	11,447,306.40	4.26%	1,263	4.28%
Arizona	10,664,042.10	3.97%	1,144	3.88%
Tennessee	9,706,294.47	3.61%	1,071	3.63%
Ohio	9,698,439.63	3.61%	1,202	4.07%
Maryland	8,940,561.94	3.33%	1,114	3.77%
Michigan	8,731,566.29	3.25%	999	3.38%
Indiana	7,424,485.88	2.76%	809	2.74%
Pennsylvania	7,148,065.37	2.66%	819	2.77%
Washington	6,953,702.30	2.59%	767	2.60%
Colorado	6,861,878.89	2.55%	745	2.52%
Massachusetts	6,826,419.12	2.54%	753	2.55%
Illinois	6,479,747.84	2.41%	757	2.56%
Virginia	5,862,221.45	2.18%	659	2.23%
Oklahoma	4,436,695.77	1.65%	471	1.60%
Minnesota	3,897,104.47	1.45%	434	1.47%
Oregon	3,086,879.29	1.15%	360	1.22%
Mississippi	2,715,469.42	1.01%	287	0.97%
Kentucky	2,634,288.31	0.98%	315	1.07%
New Hampshire	2,520,590.41	0.94%	318	1.08%
Utah	2,299,092.81	0.86%	240	0.81%
South Carolina	2,078,467.01	0.77%	234	0.79%
Nevada	2,020,795.03	0.75%	214	0.72%
New Jersey	1,970,593.53	0.73%	218	0.74%
Kansas	1,681,661.68	0.63%	177	0.60%
Iowa	1,553,693.98	0.58%	181	0.61%
Other(2)	3,406,010.07	1.27%	392	1.33%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

(2)	States with aggregate principal balances less than $1,000,000.

Distribution of the Automobile Loans by Current Principal Balance as of the Cut-Off Date

Current Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$0.00 - $1,000.00	$11,661.46	0.00%	16	0.05%
$1,000.01 - $2,000.00	43,842.86	0.02%	28	0.09%
$2,000.01 - $3,000.00	355,978.37	0.13%	135	0.46%
$3,000.01 - $4,000.00	1,708,201.54	0.64%	477	1.62%
$4,000.01 - $5,000.00	4,965,984.87	1.85%	1,089	3.69%
$5,000.01 - $6,000.00	10,634,834.40	3.96%	1,918	6.50%
$6,000.01 - $7,000.00	17,854,158.83	6.64%	2,732	9.25%
$7,000.01 - $8,000.00	29,153,900.30	10.85%	3,874	13.12%
$8,000.01 - $9,000.00	42,108,878.31	15.66%	4,958	16.79%
$9,000.01 - $10,000.00	42,927,386.09	15.97%	4,520	15.31%
$10,000.01 - $11,000.00	36,846,138.59	13.71%	3,519	11.92%
$11,000.01 - $12,000.00	25,938,671.26	9.65%	2,261	7.66%
$12,000.01 - $13,000.00	18,452,007.42	6.86%	1,481	5.02%
$13,000.01 - $14,000.00	12,565,339.90	4.67%	932	3.16%
$14,000.01 - $15,000.00	8,874,209.84	3.30%	614	2.08%
$15,000.01 and over	16,376,015.98	6.09%	968	3.28%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Principal Balance as of the Cut-Off Date

Original Principal Balance	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
$1,000.01 - $2,000.00	$3,257.05	0.00%	3	0.01%
$2,000.01 - $3,000.00	143,740.66	0.05%	59	0.20%
$3,000.01 - $4,000.00	1,016,450.05	0.38%	307	1.04%
$4,000.01 - $5,000.00	3,461,321.83	1.29%	814	2.76%
$5,000.01 - $6,000.00	8,373,947.88	3.12%	1,618	5.48%
$6,000.01 - $7,000.00	15,246,205.76	5.67%	2,465	8.35%
$7,000.01 - $8,000.00	25,295,713.88	9.41%	3,511	11.89%
$8,000.01 - $9,000.00	40,854,010.99	15.20%	4,988	16.90%
$9,000.01 - $10,000.00	43,685,102.49	16.25%	4,754	16.10%
$10,000.01 - $11,000.00	38,942,278.63	14.49%	3,828	12.97%
$11,000.01 - $12,000.00	28,286,258.80	10.52%	2,543	8.61%
$12,000.01 - $13,000.00	20,115,889.72	7.48%	1,660	5.62%
$13,000.01 - $14,000.00	13,916,743.21	5.18%	1,065	3.61%
$14,000.01 - $15,000.00	10,375,346.81	3.86%	740	2.51%
$15,000.01 and over	19,100,942.26	7.11%	1,167	3.95%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Remaining Term as of the Cut-Off Date

Remaining Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1 - 12	$47,939.75	0.02%	21	0.07%
13 - 24	2,783,513.07	1.04%	690	2.34%
25 - 36	26,072,151.33	9.70%	4,374	14.82%
37 - 48	82,185,481.53	30.57%	10,025	33.96%
49 - 60	157,728,124.34	58.67%	14,412	48.82%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Original Term as of the Cut-Off Date

Original Term	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
1-12	$10,717.77	0.00%	5	0.02%
13 - 24	2,328,130.52	0.87%	593	2.01%
25 - 36	24,259,755.20	9.02%	4,158	14.08%
37 - 48	81,991,100.81	30.50%	10,082	34.15%
49 - 60	160,227,505.72	59.60%	14,684	49.74%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.

Distribution of the Automobile Loans by Model Year as of the Cut-Off Date

Model Year	Aggregate Principal Balance	Percentage of Aggregate Principal Balance(1)	Number of Automobile Loans	Percentage of Total Number of Automobile Loans(1)
2007	$1,717,890.43	0.64%	114	0.39%
2006	7,133,225.94	2.65%	529	1.79%
2005	16,570,636.76	6.16%	1,483	5.02%
2004	27,696,063.48	10.30%	2,619	8.87%
2003	37,159,384.09	13.82%	3,674	12.44%
2002	46,401,028.37	17.26%	4,815	16.31%
2001	42,767,723.45	15.91%	4,723	16.00%
2000	36,779,391.18	13.68%	4,367	14.79%
1999	27,322,451.22	10.16%	3,423	11.59%
1998	12,540,414.67	4.67%	1,727	5.85%
1997	6,460,738.21	2.40%	959	3.25%
1996 and prior	6,268,262.22	2.33%	1,089	3.69%

Total:	$268,817,210.02	100.00%	29,522	100.00%

(1)	Percentages may not add up to 100.00% due to rounding.